Exhibit 10.14

AMENDMENT TO THE SALE & PURCHASE AGREEMENT FOR THE ACQUISITION

Of

51 % OF THE SHARES AND ASSETS OF LEGARLEON PRECIOUS METALS LIMITED "

THIS AGREEMENT is between

ELEMENT92, RESOURCES CORP.( and or its
Designated nominee company)
a company incorporated under the laws of the State of
Wyoming, USA, with its address at 2510 Warren Avenue,
Cheyenne, Wyoming, 82001 USA
("E92R" or the "Purchaser"),

And

LO LIN KWONG Owners of 100% of the shares of
Legarleon Precious Metal Limited, with his address at
Flat1505, 15th Floor, Block 41, Heng Fa Chuen, Hong Kong
(the "Seller")

Collectively the Parties

WHEREAS. on April 26. 2010 the Parties executed a Sale & Purchase Agreement for the Acquisition of 51 % of the Shares and Assets of Legarieon Precious Metal Limited and;

WHEREAS, on April 26, the Parties have agreed to amend the aforesaid Sale & Purchase Agreement and;

WHEREAS, the Purchaser desires to purchase from the Seller the balance of 23% of Legarleon Precious Metal Limited ("LPM")

WHEREAS, LPM owns a seat on the Gold & Silver exchange described more fully in Appendix A and;

WHEREAS, the Purchaser has agreed to issue 902,000 shares of Element92 Resources Corp to the Sellers and;

WHEREAS, the Purchaser feels it is in the best interest of E92R to acquire 23% of LPM and;

WHEREAS, Daniel S. Mckinney, a Director of the Corporation has been legally appointed by the Board of Directors and controlling shareholders as signing authority to this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants, agreements, representations and warranties contained herein, the receipt and sufficiency of which is hereby acknowledged. the parties hereto agree as follows:

ARTICLE I
SALE AND PURCHASE OF SHARES

1.1 On the basis of the representations herein contained and on the terms and subject to the conditions set forth herein, the Seller hereby agree to sell, assign, transfer convey and deliver to E92R. 23% of their shares in LPM and the company known as LPM together with all of its rights, titles and interests in the Business Assets and all attendant or related assets, including, but not limited to: proprietary intellectual property, maps, documents, deeds, files, titles, patents, know-how and good-will, together with any other item, assets, products, files, records, documents, signatures, interests or rights pertaining to or relating to the Business Assets in keeping with the intentions and the spirit of this Agreement.

1.2 The Purchaser hereby agrees to purchase and acquire 23% of the shares of LPM and all of its Business Assets from the Sellers and pay the Sellers an aggregate of Nine Hundred and Two Thousand (902,000) new Common Shares.

1.3 It is understood by the Parties that the 902,000 shares of E92R shares so issued as payment in full for the Business Assets will be restricted shares as required by Rule 144 of the United States Securities Act (the "Act" and shall display a restrictive legend as required by the United States Securities and Exchange Act,

ARTICLE II CLOSING

2.1 The consummation of the transfer by the Seller to the Purchaser, and the acquisition by the Purchaser of LPM and its Business Assets by the payment of 902,000 new Common Shares (the "Closing") shall occur on June 29, 2010 (the "Closing Date"). Immediately at the Closing, the Purchaser shall deliver, or cause to be delivered, to the Sellers, a board resolution confirming the issuance 902,000 Common Shares that are being sold, assigned, and conveyed to the Sellers. such board resolution shall be duly executed, endorsed and/or authenticated for delivery to the Sellers. (Appendix B)

2.2 Within 7 days of the Closing, E92R shall deliver to the Seller, a Stock certificate(s) representing 902,000 shares issued in the name or names designated by the Seller. It is understood that the stock certificates so delivered will display the required restrictive legend pursuant to Rule 144 of the United States Securities and Exchange Act,

2.3 Within 7 days of closing, June 29, 2010, the Seller shall deliver to Daniel McKinney, for transmittal to E92R, duly authorized, properly and fully executed documents in English, evidencing and confirming the sale of 23% of the shares of LPM and its Business Assets.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.

ON BEHALF OF THE PURCHASER:

 /s/ Wilson Huang                                                       Designated Signing Authority

Wilson Huang
Element92 Resources Corp.

ON BEHALF OF THE SELLERS:

 For and on behalf of
/s/ Legarleon Precious Metal Limited                       Designated Signing Authority

Legarleon Precious Metal Limited
Authorized Signature(s)

/s/ Lo Lin Kwong                         Designated Signing Authority

Lo Lin Kwong

Signature of Witness:     /s/ Yeung Raymond
Name:    Yeung Raymond
   Address:     ________________
                        ________________
                        ________________

APPENDIX B

Form of Board Resolution issuing 902,000 Common Shares of
Element92 Resources Corp to LPM Shareholders

List of New Shareholders of Element92 Resources Corp. to be transferred to:

APPENDIX C

List of New Shareholders of Element92 Resources Corp
Provided by LPM